EXHIBIT 10.3

THIRD AMENDMENT

TO

EMPLOYMENT AGREEMENT

This Third Amendment to Employment Agreement (“Third Amendment”) dated as of December 22, 2008 is made and entered into by and between Mercury Computer Systems, Inc., a Massachusetts corporation (the “Company”), and Robert E. Hult (the “Executive”).

WHEREAS, the Company and the Executive are parties to an Employment Agreement dated March 8, 2007 and amended September 26, 2007 and December 14, 2007 (the “Employment Agreement”); and

WHEREAS, the parties hereto desire to amend the Employment Agreement to comply with the requirement of Section 409A of the Internal Revenue Code of 1986, as amended; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Executive agree as follows:

1. Section 5(b)(i) of the Employment Agreement is amended by deleting said subsection and substituting therefor the following:

“(i) the Company shall continue to pay the Executive’s Base Salary for one year (the ‘Severance Amount’). The Severance Amount shall be paid out in substantially equal bi-weekly salary continuation installments over a 12-month period beginning with the first payroll date that occurs 30 days after the date of termination.”

2. Section 5(c)(i) of the Employment Agreement is amended by deleting the second sentence thereof and substituting therefor the following:

“The Consulting Amount shall be paid out in substantially equal bi-weekly installments, beginning with the first payroll date that occurs 30 days after the date of termination.”

3. All other provisions of the Employment Agreement shall remain in full force and effect according to their respective terms, and nothing contained herein shall be deemed a waiver of any right or abrogation of any obligation otherwise existing under the Employment Agreement except to the extent specifically provided for herein.

4. The validity, interpretation, construction and performance of this Third Amendment shall be governed by the laws of the Commonwealth of Massachusetts.

5. This Third Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned officer, on behalf of Mercury Computer Systems, Inc., and the Executive have hereunto set their hands as an agreement under seal, all as of the date first above written.

MERCURY COMPUTER SYSTEMS, INC.

By:	/s/ MARK ASLETT
Mark Aslett PRESIDENT AND CHIEF EXECUTIVE OFFICER [PRINCIPAL EXECUTIVE OFFICER]

EXECUTIVE

/s/ ROBERT E. HULT
Robert E. Hult SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER [PRINCIPAL FINANCIAL OFFICER]

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